Capital Group Core Equity ETF (CGUS)
Investment portfolio
August 31, 2026
unaudited

Common stocks 99.40% Information technology 38.62%	Shares	Value (000)
NVIDIA Corp.	3,974,723	$877,540
Microsoft Corp.	1,640,766	832,344
Broadcom, Inc.	1,742,466	645,305
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	707,014	293,637
Apple, Inc.	891,940	282,611
Applied Materials, Inc.	553,333	253,642
Cisco Systems, Inc.	1,963,770	216,977
Arista Networks, Inc. (a)	834,336	163,271
Seagate Technology Holdings PLC	188,813	156,409
Amphenol Corp., Class A	902,011	143,014
Entegris, Inc.	892,389	120,731
Salesforce, Inc.	338,821	87,260
Corning, Inc.	529,299	78,723
Accenture PLC, Class A	376,406	71,427
Cognizant Technology Solutions Corp., Class A	1,101,925	71,163
Intel Corp. (a)	773,547	69,240
ASML Holding NV	37,836	63,804
Oracle Corp.	331,223	49,392
KLA Corp.	254,056	44,574
Micron Technology, Inc.	40,682	39,003
		4,560,067
Industrials 11.10%
RTX Corp.	1,168,901	242,816
Uber Technologies, Inc. (a)	2,279,254	172,426
Automatic Data Processing, Inc.	592,937	169,675
General Electric Co.	456,206	153,153
Carrier Global Corp.	2,493,859	145,192
GFL Environmental, Inc., subordinate voting shares	2,688,039	113,677
XPO, Inc. (a)	525,779	101,996
Ingersoll-Rand, Inc.	1,050,272	80,923
Airbus SE, non-registered shares	337,799	77,391
Union Pacific Corp.	178,557	53,687
		1,310,936
Communication services 9.87%
Alphabet, Inc., Class A	1,076,310	365,246
Alphabet, Inc., Class C	651,744	218,601
Meta Platforms, Inc., Class A	730,246	417,949
Netflix, Inc. (a)	1,990,912	161,363
Space Exploration Technologies Corp., Class A (a)	16,882	2,426
		1,165,585
Capital Group Core Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Financials 9.50%	Shares	Value (000)
JPMorgan Chase & Co.	616,526	$219,496
Mastercard, Inc., Class A	350,938	206,811
BlackRock, Inc.	173,957	201,026
Wells Fargo & Co.	1,863,387	160,978
Progressive Corp.	488,261	106,480
Visa, Inc., Class A	226,084	85,769
Goldman Sachs Group, Inc.	71,146	72,989
Marsh & McLennan Cos., Inc.	363,287	68,952
		1,122,501
Consumer discretionary 9.38%
Amazon.com, Inc. (a)	2,220,137	576,725
Starbucks Corp.	2,044,291	217,206
Royal Caribbean Cruises, Ltd.	549,320	147,624
Home Depot, Inc.	298,523	97,865
Viking Holdings, Ltd. (a)	797,638	68,709
		1,108,129
Health care 8.69%
Eli Lilly and Co.	378,826	438,199
Vertex Pharmaceuticals, Inc. (a)	412,965	224,868
CVS Health Corp.	1,091,733	102,525
Abbott Laboratories	863,489	95,295
UnitedHealth Group, Inc.	231,366	90,096
AbbVie, Inc.	293,829	75,343
		1,026,326
Consumer staples 3.19%
British American Tobacco PLC	3,560,951	199,228
Philip Morris International, Inc.	577,548	108,175
Mondelez International, Inc., Class A	1,113,881	69,138
		376,541
Energy 3.10%
Canadian Natural Resources, Ltd. (CAD denominated)	3,295,680	165,242
Baker Hughes Co., Class A	2,006,673	127,524
TC Energy Corp.	1,165,083	72,853
		365,619
Materials 2.99%
Linde PLC	363,523	177,973
Air Products and Chemicals, Inc.	347,537	107,549
International Paper Co.	1,784,253	67,677
		353,199
Utilities 2.28%
CenterPoint Energy, Inc.	2,669,368	105,707
Dominion Energy, Inc.	1,435,891	94,783
Xcel Energy, Inc.	905,135	68,510
		269,000
Real estate 0.68%
Welltower, Inc. REIT	339,052	80,098
Total common stocks (cost: $9,662,320,000)		11,738,001
Capital Group Core Equity ETF — Page 2 of 5

unaudited
Short-term securities 0.57% Money market investments 0.57%	Shares	Value (000)
Capital Group Central Cash Fund 3.78% (b)(c)	674,700	$67,463
Total short-term securities (cost: $67,451,000)		67,463
Total investment securities 99.97% (cost: $9,729,771,000)		11,805,464
Other assets less liabilities 0.03%		3,020
Net assets 100.00%		$11,808,484
Investments in affiliates (c)

	Value at 6/1/2026 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 8/31/2026 (000)	Dividend or interest income (000)
Short-term securities 0.57%
Money market investments 0.57%
Capital Group Central Cash Fund 3.78% (b)	$313,380	$600,090	$846,004	$(11)	$8	$67,463	$1,483

(a)	Non-income producing.
(b)	Rate represents the seven-day yield at 8/31/2026.
(c)	Affiliate of the fund or part of the same "group of investment companies" as the fund, as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Capital Group Core Equity ETF — Page 3 of 5

unaudited
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2026, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
REIT = Real Estate Investment Trust
Capital Group Core Equity ETF — Page 4 of 5

unaudited
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2026 Capital Group. All rights reserved.
ETGEFP1-301-1026
Capital Group Core Equity ETF — Page 5 of 5